Exhibit 10.2








       SCHEDULES TO SHARE EXCHANGE AND ADDITIONAL NOTE PURCHASE AGREEMENT

The information in the following schedules solely refers to River Capital Group, Inc. and the Subsidiaries (as defined in the Exchange Agreement)

                                   SCHEDULE I

                                OPTION ALLOCATION



--------------------------------------------------------------------------------
        Name of the Optionee                   Number of Options
--------------------------------------------------------------------------------
           Michael Pawelek            Initial Officer Options with
                                      respect to 1/3 of the Option Shares
                                      to be authorized and issued under
                                      the Option Plan
--------------------------------------------------------------------------------
            Wayne Psencik             Initial Officer Options with
                                      respect to 1/3 of the Option Shares
                                      to be authorized and issued under
                                      the Option Plan
--------------------------------------------------------------------------------
         Sherry L. Spurlock           Initial Officer Options with
                                      respect to 1/3 of the Option Shares
                                      to be authorized and issued under
                                      the Option Plan
--------------------------------------------------------------------------------

                                  SCHEDULE 3(a)

                         ORGANIZATION AND QUALIFICATION


                              LIST OF SUBSIDIARIES

-------------------------------------------------------------------------------
    SUBSIDIARIES       JURISDICTIONS OF                  PERCENTAGE OF
                       ORGANIZATION/INCORPORATION        OUTSTANDING CAPITAL
                                                         STOCK/EQUITY INTERESTS
-------------------------------------------------------------------------------
River Capital          Barbados                          100% held by RCGI
Holdings Limited
-------------------------------------------------------------------------------
River Reinsurance      Barbados                          100% held by River
Limited                                                  Capital Holdings
                                                         Limited
-------------------------------------------------------------------------------


Both companies are held free and clear of Liens. No subsidiary owns any equity interest in any other Person.

                                SCHEDULE 3(c)(i)

                                 CAPITALIZATION

As of the date of the Exchange Agreement, there are 50,000,000 shares, par value $.001 per share, authorized and 38,552,749 shares issued and outstanding. All such shares are common stock. There are no shares reserved for any stock option or other plan.

                                SCHEDULE 3(c)(ii)

After the Exchange Closing, there will be 50,000,000 shares, par value $.001 per share, authorized, and the number of the issued and outstanding shares will be the sum of (i) 38,552,749 as adjusted for the Reverse Stock Split plus (ii) the New RCGI Common Shares plus (iii) a number of RCGI Common Shares issuable to C K Cooper & Company equal to $180,000 divided by the Per Share Purchase Price.

                               SCHEDULE 3(c)(iii)

No exceptions, except for transactions and arrangements contemplated by the Exchange Agreement and the other Transaction Documents.

                                  SCHEDULE 3(e)

                                  NO CONFLICTS

1. Upon termination of the service agreement between RCGI and Concord Capital Limited, remaining fees under the agreement will become due. Such amount is reflected as "Concord Capital Limited Contracts Notice (10 month)" on
Schedule 3(z).

                              FILINGS AND CONSENTS

1.       Filing and clearance of the Information Statement with the SEC.

2. Filing of the required amendment to RCGI's Certificate of Incorporation.

3. Receipt of Stockholders Consent to the actions set forth in the Information Statement.

4.       Filings required by Section 4(j) and other periodic SEC filings.

                                  SCHEDULE 3(f)

                                  SEC DOCUMENTS

A. The table below sets forth all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act since December 31, 2005.

                           Forms                       Filing Date
                           -----                       -----------

                           8-K                         2007-06-19
                           10QSB                       2007-05-15
                           10KSB                       2007-04-02
                           8-K                         2007-01-08
                           10QSB                       2006-11-14
                           10QSB                       2006-08-14
                           8-K/A                       2006-07-07
                           8-K/A                       2006-06-05
                           10QSB                       2006-05-15
                           10KSB                       2006-04-13
                           NT 10-K                     2006-03-30
                           8-K                         2006-02-09
                           8-K/A                       2006-02-09
                           8-K                         2006-01-06


B. The list below sets forth, since December 31, 2005, all press releases, analyst reports, advertisements and other written communications with stockholders or other investors, or potential stockholders or other potential investors, on behalf of the Company or any of its Subsidiaries.

         o Press release issued on March 8, 2006, announcing the completion of the acquisition of River Reinsurance Limited.

C. SEC Comments. In its letter dated July 27, 2007, the Associates Chief Accountant indicated that it is not clear why the acquisition of River Capital Holdings was not accounted for as a reverse merger. RCGI does not know whether this statement will be made into a formal comment as its 2005 Form 10K-SB.

D. Possible Erroneous Statements. The cover page of RCGI's Form 10K-SB for each of the years ended December 31, 2005 and December 31, 2006 states that RCGI is not a "shell company" within the meaning of the rules of the SEC.

E. RCGI has not received or otherwise had knowledge of any complaint or claim regarding the accounting or auditing practices of RCGI or any of the Subsidiaries or its internal accounting controls

                                  SCHEDULE 3(g)

                           ABSENCE OF CERTAIN CHANGES

RCGI's accumulated accounts payable at August 1, 2007, as listed in Schedule 3(z) exceed the value of RCGI's assets on the March 31, 2007 Balance Sheet.

                                  SCHEDULE 3(h)

                              ABSENCE OF LITIGATION



                                  NO EXCEPTIONS

                                  SCHEDULE 3(i)

      FULL DISCLOSURE; NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR
                                  CIRCUMSTANCES



                                  NO EXCEPTIONS

                                  SCHEDULE 3(k)

                             NO GENERAL SOLICITATION



                                  NO EXCEPTIONS

                                  SCHEDULE 3(n)

                               EMPLOYEE RELATIONS



                                  NO EXCEPTIONS

                                  SCHEDULE 3(o)

                          INTELLECTUAL PROPERTY RIGHTS



                                      NONE

                                  SCHEDULE 3(p)

                          ENVIRONMENTAL LAW COMPLIANCE



                                  NO EXCEPTIONS

                                  SCHEDULE 3(q)

                                      TITLE



Neither RCGI nor any of the Subsidiaries owns any interest in any real property or any oil, gas or other mineral interest.

                                  SCHEDULE 3(s)

                               REGULATORY PERMITS



                                      NONE

                                  SCHEDULE 3(t)

     INTERNAL ACCOUNTING CONTROLS, DISCLOSURE CONTROLS & PROCEDURES, BOOKS &
                                     RECORDS



                                  NO EXCEPTIONS

                                  SCHEDULE 3(u)

                                  BANK ACCOUNTS

---------------------------------------------------------------------------
Company            Banks                               Balances
---------------------------------------------------------------------------
RCGI:              HSBC Bank of Bermuda Hamilton       US$5077.81
                   Bermuda:  Account Number
                   010-155745-501
                   --------------------------------------------------------
                   RBC Toronto: Account Number:        CD$176.53
                   CD$ 111-815-7    US$ 405-632-1      US$695.64
---------------------------------------------------------------------------
River Capital      RBC Barbados: Account Number        $64.86
Holdings Limited   802-103-2
Barbados
---------------------------------------------------------------------------
River Reinsurance  RBC Barbados: Account Number        $132,028.39
Limited Barbados   480-012-4
---------------------------------------------------------------------------

                                  SCHEDULE 3(v)

                                   TAX STATUS



                                  NO EXCEPTIONS

                                  SCHEDULE 3(w)

                          TRANSACTIONS WITH AFFILIATES

1. Pursuant to a service contract, dated July 1, 2006, by and between Concern Capital Limited, a company 100% owned by RCGI's current officer director, Howard Taylor, and RCGI, RCGI paid Concorde Capital Limited management and administrative fees totaling of $198,0000 and $95,000 for the years ended December 31, 2006 and 2005, respectively. RCGI also reimbursed Concorde Capital Limited $35,083 and $81,273 for out of pocket expenses for the years ended December 31, 2006 and 2005, respectively. As of December 31, 2006, a total of $147,333 was outstand and due to Concorde Capital Limited.

2. Pursuant to a service contract, dated July 1, 2006, by and between Concern Capital Limited, a company 100% owned by RCGI's current officer director, Howard Taylor, and RCGI, RCGI further paid to Concorde Capital Limited management and administrative fees totaling $60,000 for the three months ended March 31, 2007. RCGI paid to Concorde Capital Limited an additional $1,891 as reimbursement of direct out of pocket expenses for the three months ended March 31, 2007. A total of $176,245 was due to this company as of March 31, 2007. These services were provided for fees that could be obtained from unrelated parties for the same amounts.

3. RCGI paid Cognate Engineering Services Inc., a company 100% owned by its director William Dickie, management and administrative fees totaling of $4,000 and $24,000 for the years ended December 31, 2006 and 2005, respectively. No amounts are currently due to Cognate Engineering Services Inc. or Mr. Dickie.

                                 SCHEDULE 3(x)

              APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT



                                      NONE.

                                  SCHEDULE 3(z)

                         OUTSTANDING INDEBTEDNESS; LIENS


The table below sets forth the accounts payables of RCGI as of August 1, 2007.

   ----------------------------------------------------------------------
   Parties                                        Amounts Payable:
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   Appleby Spurling and Kemp                                   15,142.21
   ----------------------------------------------------------------------
   Baker & Mckenzie LLP                                         2,426.30
   ----------------------------------------------------------------------
   Dill Dill Carr Stonbraker                                    9,759.00
   ----------------------------------------------------------------------
   DeMeo Young and McGrath                                      1,882.50
   ----------------------------------------------------------------------
   Olde Monmouth Stock Transfer                                 2,405.00
   Company
   ----------------------------------------------------------------------
   Corporation Services Company                                   264.00
   ----------------------------------------------------------------------
   Cottle & Catford & Co.                                       3,900.00
   ----------------------------------------------------------------------
   Cognate Engineering Services                                13,035.03
   ----------------------------------------------------------------------
   Concorde Capital Limited                                    97,333.34
   ----------------------------------------------------------------------
   Richard Freer                                               10,500.00
   ----------------------------------------------------------------------
   Miscellaneous total (telephone, storage)                       809.70
   ----------------------------------------------------------------------
   Concorde Capital Limited contract notice (10mo)            100,000.00
   ----------------------------------------------------------------------
   Company Secretary/accounts notice                            4,500.00
   $1500 pm 3 mos
   ----------------------------------------------------------------------
   Office notice 3 months at $550 per months                    1,650.00
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   Total:                                                     263,607.08
   ----------------------------------------------------------------------

The table below sets forth the estimated payables from August 1, 2007 to October 31, 2007.

   ----------------------------------------------------------------------
   Parties                                        Amounts Payable:
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   Rent                                                         1,650.00
   ----------------------------------------------------------------------
   Richard Freer                                                4,500.00
   ----------------------------------------------------------------------
   Concorde Capital Limited                                    30,000.00
   ----------------------------------------------------------------------
   Contingency for 10-Q due Aug 15th 2007                       3,900.00
   ----------------------------------------------------------------------
   Office Expense                                                  3,000
   ----------------------------------------------------------------------
   Travel                                                       2,500.00
   ----------------------------------------------------------------------
   Miscellaneous total                                          1,000.00
   ----------------------------------------------------------------------
   Unpaid expense reimbursement                                 6,894.74
   ----------------------------------------------------------------------
   Contingent for finals/unpaid expenses                       10,000.00
   ----------------------------------------------------------------------
   Baker & McKenzie LLP                                       375,000.00
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   Total:                                                     438,444.74
   ----------------------------------------------------------------------


(i) Pursuant to an engagement letter with CK Cooper, an investment banking fee of $360,000 (to be paid $180,000 in cash and $180,000 in shares, at a price equal to the Per Share Purchase Price) will be due at the Exchange Closing.

                                 SCHEDULE 3(bb)

                                  REAL PROPERTY



                                      NONE

                                 SCHEDULE 3(cc)

                              EXCLUDED SUBSIDIARIES



The table below sets for the assets and liability of each of the Subsidiaries as of August 3, 2007.

-------------------------------------------------------------------------------
Subsidiary              Assets                    Liabilities
-------------------------------------------------------------------------------
River Capital           $64.86                    $0
Holdings Limited
-------------------------------------------------------------------------------
River Reinsurance       $132,028.39 (cash)        $0
Limited
-------------------------------------------------------------------------------

                                 SCHEDULE 3(ff)

                                  STOCK OPTIONS



                                  NO EXCEPTIONS